Cannabis Growth Fund

Investor Class

(Ticker Symbol: CANNX)

A series of Investment Managers Series Trust II

Supplement dated March 7, 2019, to the

Prospectus and Statement of Additional Information (“SAI”) dated February 22, 2019.

Effective immediately, the address for Foothill Capital Management, LLC (“FCM”), the advisor to the Cannabis Growth Fund, has changed to 740 River Road, Suite 208, Fair Haven, New Jersey 07704. As a result, all references in the Prospectus and SAI to FCM’s address are revised accordingly.

Please retain this Supplement with your records.